Exhibit 99.5

                       iVILLAGE TO ACQUIRE PROMOTIONS.COM

   Acquisition Brings Award-Winning Direct Marketing and Promotions Expertise

NEW YORK - February 12, 2002 - iVillage Inc. (Nasdaq: IVIL), a leading women's media company and the number one source for women's information online, and Promotions.com, Inc. (OTC: PRMO.OB), a leading promotion and direct marketing company, today announced that iVillage has agreed to acquire Promotions.com through an exchange offer and merger transaction. Under the terms of the merger agreement, Promotions.com shareholders will receive a combination of iVillage common shares and cash. iVillage will issue an aggregate of approximately $3.5 million in common stock, as well as approximately $9.8 million in cash, which represents a distribution of all cash less accrued liabilities and other reserves of Promotions.com. The total consideration represents a price per share of approximately $0.87.

"This acquisition will enhance iVillage's ability to provide advertisers with immediate direct marketing and promotion solutions which have provided measurable results for blue-chip companies since 1996," said Doug McCormick, Chairman and CEO of iVillage Inc. "By providing companies integrated online and offline marketing strategies for acquiring and retaining customers, we expect to offer an even stronger competitive and complete solution to advertisers."

Steven H. Krein, Chairman and CEO of Promotions.com, stated, "We are excited to bring our experienced team of employees and our award-winning capabilities to the iVillage family. Promotions.com will continue to provide its services to its promotion and advertising clients as a distinct brand under the iVillage umbrella. We believe this combination will create added value for our existing clients, as well as the additional customers we will be able to serve through iVillage's advertiser relationships."

Promotions.com serves as a strategic partner for marketers and their agencies creating Internet-based promotions and integrating them with offline marketing initiatives. Promotions.com's proprietary iDIALOG(TM) technology enables marketers to learn more about their target audience by serving unique, targeted questions during the registration and entry process.

Promotions.com has implemented programs for numerous blue-chip marketers including Citibank, Kraft Foods, Inc., AOL Time Warner, and NBC and has been the recipient of several industry awards including The Reggie Award from the Promotion Marketing Association.

Krein added, "With our knowledge of when, where and how to reach an audience, we provide an efficient solution to deliver information and foster long-term relationships. Through our extensive direct marketing expertise and award-winning entertainment property, Webstakes(TM), we have a successful track record of providing our clients with the latest database development tools and capabilities."

Under the terms of the agreement, a subsidiary of iVillage will commence an exchange offer to acquire all outstanding Promotions.com shares. The exchange offer will be followed by a merger to complete the transaction for the same price for all shares not tendered through the exchange offer. The exchange offer will be subject to customary closing conditions, including that at least a majority of Promotions.com's shares have been tendered and no material adverse change to

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iVillage or Promotions.com has occurred. The transaction is anticipated to close in the first quarter of 2002.

About Promotions.com, Inc.

Headquartered in New York City, Promotions.com was co-founded in 1996 by Steven Krein and Daniel Feldman. Promotions.com has helped hundreds of companies -- from Fortune 500 blue-chip brands to home-based small businesses -- develop and implement integrated online and offline marketing strategies for acquiring and retaining customers. Promotions is ranked #13 in PROMO Magazine's 2001 Top 100 Agency Report and has received numerous awards for its work including The Reggie Award, The Echo Award, PRO Award, Revolution Award and The Kraft Crystal Star Award for excellence in promotions.

About iVillage Inc.

iVillage Inc. is a leading women's media company and the number one source for women's information online. iVillage includes iVillage.com, Women.com, Business Women's Network, Lamaze Publishing, The Newborn Channel, iVillage Solutions and Astrology.com. iVillage.com is a leading online women's destination providing practical solutions and everyday support for women 18 and over. Lamaze Publishing produces advertising-supported educational materials for expectant and new parents. The Newborn Channel is a satellite television network in over 1,100 hospitals nationwide.

iVillage.com is organized into branded communities across multiple topics of high importance to women and offers interactive services, peer support, content and online access to experts and tailored shopping opportunities. Content areas include Astrology, Babies, Beauty, Diet & Fitness, Entertainment, Food, Health, Home & Garden, Lamaze, Money, Parenting, Pets, Pregnancy, Relationships, Shopping, and Work.

Established in 1995 and headquartered in New York City, iVillage Inc. (Nasdaq:
IVIL) is recognized as an industry leader in developing innovative sponsorship and commerce relationships that match the desire of marketers to reach women with the needs of iVillage.com members for relevant information and services.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:

iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be", "expects", "may affect", "may depend", "believes", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond iVillage's control, in addition to those discussed in iVillage's other press releases, public filings and statements by iVillage's management, including (i) the volatile and competitive nature of the media industry, (ii) changes in domestic and foreign economic, political and market conditions, (iii) the effect of federal, state and foreign regulation on iVillage's business, (iv) the impact of recent and future acquisitions and joint ventures on iVillage's business and financial condition, (v) iVillage's ability to establish and maintain relationships with advertisers, sponsors, and other third party providers and partners, and (vi) the impact of pending litigation on iVillage's business and financial condition. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995-Promotions.com

This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Promotions.com's business, operations and financial condition. The words


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or phrases "can be", "expects", "may affect", "may depend", "believes",
"estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. For example, statements of expected synergies, accretion, timing of closing, management plans and organizational structure are all forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and Promotions.com cautions you that any forward-looking information provided by or on behalf of Promotions.com is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond Promotions.com's control, in addition to those discussed in Promotions.com's public filings and statements, including that the transaction does not close or that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty, that the parties are unable to transition customers, successfully execute their integration strategies, or achieved planned synergies. All such forward-looking statements are current only as of the date on which such statements were made. Promotions.com does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

In connection with their proposed merger, iVillage and Promotions.com will file a Registration Statement with the Securities and Exchange Commission, and a preliminary prospectus will be included in that Registration Statement. Other materials relating to the offer and merger also will be filed with the Securities and Exchange Commission, including a Schedule TO, final prospectus and Promotions.com's related solicitation/recommendation statement. INVESTORS ARE URGED TO READ THE PRELIMINARY PROSPECTUS, REGISTRATION STATEMENT, SCHEDULE TO, SOLICITATION/RECOMMENDATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Materials filed with the SEC will be available electronically, without charge, at an Internet site maintained by the SEC. The address of that site is http://www.sec.gov. In addition, the offering and merger documents filed with the SEC by iVillage and Promotions.com will be mailed to Promotions.com stockholders and may be obtained without charge upon request to iVillage, attention Carl Fischer, Vice President, Corporate Communications, 212.600.6502.

                                      # # #

CONTACTS:
iVillage                                    The Abernathy MacGregor Group
Carl Fischer                                Carina Thate
212.600.6502                                212.371.5999
cfischer@mail.ivillage.com                  cct@abmac.com

Promotions.com
Larry Quartaro
212.863.4763
lquartaro@promotions.com


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